NEWS RELEASE

800 Cabin Hill Drive, Greensburg, PA 15601-1650

Media contact:	Investor contact:
David Neurohr	Max Kuniansky
Manager, External Communications	Executive Director, Investor Relations
Phone: (724) 838-6020	and Corporate Communications
Media Hotline: 1-888-233-3583	Phone: (724) 838-6895
E-mail: dneuroh@alleghenyenergy.com	E-mail: mkunian@alleghenyenergy.com

FOR IMMEDIATE RELEASE

Allegheny Energy Reports Strong Second Quarter 2007 Results

GREENSBURG, Pa., July 26, 2007 -- Allegheny Energy, Inc. (NYSE: AYE) today reported financial results for the three months and six months ending June 30, 2007.

	$ millions		Per Share
Three Months Ended June 30	2007	2006	2007	2006
Consolidated net income-GAAP	$77.0	$31.1	$0.45	$0.18
Adjusted net income	77.0	37.8	0.45	0.22

Six Months Ended June 30
Consolidated net income-GAAP	$186.8	$144.5	$1.10	$0.86
Adjusted net income	186.8	152.0	1.10	0.90

There were no adjustments to net income for the second quarter of 2007. The adjusted results for the second quarter of 2006 exclude a $9.5 million (pre-tax) charge for the write-off of prior deferred financing costs, and a $0.9 million (after-tax) loss from discontinued operations.

“We achieved strong financial results for the second quarter,” said Paul J. Evanson, Chairman, President and Chief Executive Officer of Allegheny Energy. “Favorable generation prices, higher retail delivery sales and lower corporate expenses were the key contributors. In addition, we achieved two important goals this quarter, reaching an investment grade credit rating and gaining PJM’s approval of our second transmission project. Despite two disappointing regulatory decisions, we expect solid earnings growth for 2007 and beyond.”

Second Quarter Consolidated Results

Net income for the second quarter of 2007 increased by $39.2 million compared with adjusted net income for the same period in 2006. Key factors contributing to the results include:

•

Operating revenues increased by $104.2 million compared to the second quarter of 2006, reflecting higher market prices, higher generation rates in Pennsylvania, increased generation output and increased retail sales.

•	Fuel expense increased by $39.6 million due to higher coal prices and increased gas consumption.

•	Purchased power and transmission expense increased by $11.3 million primarily due to PURPA power purchase costs.

•	Operations and maintenance expense decreased by $9.8 million, reflecting lower costs for outside services and claims reserves.

•	Interest expense decreased by $4.0 million.

•	Income taxes increased by $32.5 million largely due to higher pre-tax income.

EBITDA for the second quarter of 2007 was $263.8 million, an increase of $70.1 million compared to adjusted EBITDA for the same quarter of the prior year. EBITDA and adjusted EBITDA are non-GAAP financial measures. Details on the calculation of these figures and a reconciliation of EBITDA to net income are attached to this release.

Second Quarter Segment Results

Three Months Ended June 30 ($ millions)
	2007	2006
Generation and Marketing:
Net income – GAAP	$43.6	$7.8
Adjusted net income	43.6	13.5

Delivery and Services:
Net income – GAAP	$33.4	$23.3
Adjusted net income	33.4	24.3

There were no adjustments in either segment for the second quarter of 2007. For the second quarter of 2006, both segments’ adjusted net income excludes the write-off of prior deferred financing costs previously mentioned, and the Generation and Marketing segment’s adjusted net income also excludes results of discontinued operations.

Generation and Marketing: Net income for the quarter increased $30.1 million compared to adjusted net income for the same period a year earlier. Key factors contributing to the improved results were higher Pennsylvania generation rates, higher market prices and a 5 percent increase in kilowatt-hours generated, partially offset by higher fuel costs. Income taxes increased due to higher pre-tax income and a higher effective tax rate.

Delivery and Services: Net income for the quarter increased by $9.1 million compared to adjusted net income for the same quarter of the prior year. Kilowatt-hour sales increased by 6 percent, reflecting customer growth, increased usage per customer and favorable weather. The related revenue increase was partly offset by increased costs of purchasing power to meet demand and a base rate decrease in West Virginia.

Discontinued Operations: Discontinued operations had no impact on results for the second quarter of 2007, compared to a $0.9 million (after-tax) loss for the same period of the prior year. The 2006 loss relates to the Gleason generating facility, which Allegheny sold in the fourth quarter of 2006.

Six Months Ended June 30 ($ millions)
	2007	2006
Generation and Marketing:
Net income – GAAP	$107.9	$74.8
Adjusted net income	107.9	81.3

Delivery and Services:
Net income – GAAP	$78.9	$69.7
Adjusted net income	78.9	70.7

There were no adjustments to net income for the first six months of 2007. Adjusted net income for the same period of 2006 excludes items described in the attached reconciliation of non-GAAP financial measures. Adjusted net income is a non-GAAP financial measure.

Reconciliation of Non-GAAP Financial Measures

This news release and the attached table include non-GAAP financial measures as defined in the Securities and Exchange Commission’s Regulation G. Where noted, we present financial information on an adjusted basis to exclude the effect of certain items as described herein. By presenting adjusted results, management intends to provide investors with a more complete understanding of the core results and underlying trends from which to consider past performance and prospects for the future. We also present EBITDA as an additional measure of our operating performance.

Users of this financial information should consider the types of events and transactions for which adjustments have been made. Neither the adjusted information nor EBITDA should be considered in isolation or viewed as substitutes for or superior to net income or other data prepared in accordance with GAAP as measures of our operating performance or liquidity. In addition, neither the adjusted information nor EBITDA is necessarily comparable to similarly titled measures provided by other companies.

Pursuant to the requirements of Regulation G, we have attached tables that reconcile non-GAAP financial measures, including those presented in this release, to the most directly comparable GAAP measures.

Investor Conference Call

Allegheny Energy will discuss these results in a live Internet broadcast at 8:30 a.m. Eastern Daylight Time on Friday, July 27, 2007. To listen to the broadcast, visit www.alleghenyenergy.com. A taped replay will be available after the live broadcast.

Allegheny Energy

Headquartered in Greensburg, Pa., Allegheny Energy is an investor-owned electric utility with total annual revenues of over $3 billion and more than 4,000 employees. The company owns and operates generating facilities and delivers low-cost, reliable electric service to over 1.5 million customers in Pennsylvania, West Virginia, Maryland and Virginia. For more information, visit our Web site at www.alleghenyenergy.com.

Forward-Looking Statements

In addition to historical information, this release may contain a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Words such as anticipate, expect, project, intend, plan, believe, and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. These include statements with respect to: rate regulation and the status of retail generation service supply competition in states served by Allegheny Energy’s distribution business, Allegheny Power; financing plans; demand for energy and the cost and availability of raw materials, including coal; provider-of-last-resort and power supply contracts; results of litigation; results of operations; internal controls and procedures; capital expenditures; status and condition of plants and equipment; capacity purchase commitments; regulatory matters; and accounting issues. Forward-looking statements involve estimates, expectations and projections and, as a result, are subject to risks and uncertainties. There can be no assurance that actual results will not materially differ from expectations. Actual results have varied materially and unpredictably from past expectations. Factors that could cause actual results to differ materially include, among others, the following: plant performance and unplanned outages; changes in the price of power and fuel for electric generation; general economic and business conditions; changes in access to capital markets; complications or other factors that render it difficult or impossible to obtain necessary lender consents or regulatory authorizations on a timely basis; environmental regulations; the results of regulatory proceedings, including proceedings related to rates; changes in industry capacity, development and other activities by Allegheny Energy’s competitors; changes in the weather and other natural phenomena; changes in customer switching behavior and their resulting effects on existing and future load requirements; changes in the underlying inputs and assumptions, including market conditions used to estimate the fair values of commodity contracts; changes in laws and regulations applicable to Allegheny Energy, its markets or its activities; the loss of any significant customers or suppliers; dependence on other electric transmission and gas transportation systems and their constraints or availability; changes in PJM, including changes to participant rules and tariffs; the effect of accounting policies issued periodically by accounting standard-setting bodies; and the continuing effects of global instability, terrorism and war. Additional risks and uncertainties are identified and discussed in Allegheny Energy’s reports filed with the Securities and Exchange Commission.

-###-

ALLEGHENY ENERGY, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,

(In thousands)	2007	2006	2007	2006
Operating revenues	$826,482	$722,235	$1,674,107	$1,567,881

Operating expenses:
Fuel	231,330	191,765	463,555	410,452
Purchased power and transmission	106,407	95,097	199,673	196.329
Gain on sale of OVEC power agreement and shares	—	(1,124)	—	(6,124)
Deferred energy costs and other regulatory adjustments, net	(8,245)	413	(9,700)	5,406
Operations and maintenance	190,514	200,291	351,058	356,674
Depreciation and amortization	70,726	68,169	142,707	136,011
Taxes other than income taxes	48,868	52,201	104,758	105,868
Total operating expenses	639,600	606,812	1,252,051	1,204,616

Operating income	186,882	115,423	422,056	363,265
Other income and expenses, net	6,905	10,258	12,767	17,929
Interest expense and preferred dividends:
Interest expense	62,919	76,425	122,155	143,813
Preferred dividends of subsidiary	293	293	586	586
Total interest expense and preferred dividends	63,212	76,718	122,741	144,399
Income from continuing operations before income taxes and minority interest	130,575	48,963	312,082	236,795
Income tax expense	52,878	16,741	124,256	89,245
Minority interest in net income of subsidiaries	653	191	1,040	1,369
Income from continuing operations	77,044	32,031	186,786	146,181
Loss from discontinued operations, net of tax	—	(898)	—	(1,664)
Net income	$77,044	$31,133	$186,786	$144,517

Common share data:
Weighted average common shares outstanding
Basic	165,794	163,526	165,645	163,304
Diluted	169,469	168,608	169,326	168,557

Basic income (loss) per common share:
Income from continuing operations	$0.46	$0.20	$1.13	$0.89
Loss from discontinued operations, net of tax	—	(0.01)	—	(0.01)
Net income per common share	$0.46	$0.19	$1.13	$0.88

Diluted income (loss) per common share:
Income from continuing operations	$0.45	$0.19	$1.10	$0.87
Loss from discontinued operations, net of tax	—	(0.01)	—	(0.01)
Net income per common share	$0.45	$0.18	$1.10	$0.86

ALLEGHENY ENERGY, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(unaudited)

(In thousands)	June 30, 2007	December 31, 2006
ASSETS
Current Assets:
Cash and cash equivalents	$142,753	$114.138
Accounts receivable: Customer	194,414	167,792
Unbilled utility revenue	101,632	117,977
Wholesale and other	99,267	63,894
Allowance for uncollectible accounts	(14,139)	(14,591)
Materials and supplies	101,478	96,117
Fuel	77,573	74,951
Deferred income taxes	125,432	127,531
Prepaid taxes	51,964	44,603
Collateral deposits	52,465	39,399
Commodity contracts	6,054	1,430
Restricted funds	19,527	12,923
Regulatory assets	49,442	39,128
Other	19,341	24,130
Total current assets	1,027,203	909,422

Property, Plant and Equipment, Net:
Generation	5,858,768	5,820,278
Transmission	1,060,809	1,056,759
Distribution	3,674,609	3,597,405
Other	457,944	412,894
Accumulated depreciation	(4,759,201)	(4,636,972)
Subtotal	6,292,929	6,250,364
Construction work in progress	420,540	262,529
Total property, plant and equipment, net	6,713,469	6,512,893

Investments and Other Assets:
Restricted funds – Fort Martin scrubber project	411,267	—
Goodwill	367,287	367,287
Investments in unconsolidated affiliates	27,868	28,259
Other	13,464	27,932
Total investments and other assets	819,886	423,478

Deferred Charges:
Regulatory assets	732,135	674,095
Other	40,650	32,558
Total deferred charges	772,785	706,653
Total Assets	$9,333,343	$8,552,446

ALLEGHENY ENERGY, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS (continued)
(unaudited)

(In thousands)	June 30, 2007	December 31, 2006
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Long-term debt due within one year	$201,410	$201,189
Accounts payable	288,143	236,706
Accrued taxes	103,139	136,216
Commodity contracts	5,936	5,984
Accrued interest	107,996	99,854
Other	127,752	140,830
Total current liabilities	834,376	820,779

Long-term Debt	3,790,080	3,383,986

Deferred Credits and Other Liabilities:
Commodity contracts	15,924	17,982
Income taxes payable	59,903	—
Investment tax credit	71,146	72,938
Deferred income taxes	1,058,246	936,911
Obligations under capital leases	29,536	26,007
Regulatory liabilities	449,194	464,092
Adverse power purchase commitment	158,368	166,937
Other	525,619	547,706
Total deferred credits and other liabilities	2,367,936	2,232,573

Commitments and Contingencies

Minority Interest	11,753	10,713

Preferred Stock of Subsidiary	24,000	24,000

Common Stockholders’ Equity:
Common stock—$1.25 par value per share, 260 million shares authorized and 166,117,768 and 165,409,908 shares issued at June 30, 2007 and December 31, 2006	207,647	206,762
Other paid-in capital	1,905,441	1,907,879
Retained earnings	243,762	74,698
Treasury stock at cost; 49,493 shares	(1,756)	(1,756)
Accumulated other comprehensive loss	(49,896)	(107,188)
Total common stockholders’ equity	2,305,198	2,080,395
Total Liabilities and Stockholders’ Equity	$9,333,343	$8,552,446

CONSOLIDATED RESULTS OF OPERATIONS
Income (Loss) Summary

	Three Months Ended June 30, 2007				Three Months Ended June 30, 2007
(In millions)	Delivery and Services	Generation and Marketing	Eliminations	Total	Delivery and Services	Generation and Marketing	Eliminations	Total
Operating revenues	$678.5	$525.3	$(377.3)	$826.5	$632.5	$414.1	$(324.3)	$722.3
Fuel	—	231.4	—	231.4	—	191.8	—	191.8
Purchased power and transmission	454.1	27.4	(375.1)	106.4	414.9	2.7	(322.5)	95.1
Gain on sale of OVEC power agreement and shares	—	—	—	—	—	(1.1)	—	(1.1)
Deferred energy costs and other regulatory adjustments, net	(1.3)	(6.9)	—	(8.2)	0.4	—	—	0.4
Operations and maintenance	84.6	108.2	(2.2)	190.6	93.1	108.9	(1.8)	200.2
Depreciation and amortization	41.1	29.6	—	70.7	37.9	30.3	—	68.2
Taxes other than income taxes	30.1	18.7	—	48.8	31.9	20.3	—	52.2
Total operating expenses	608.6	408.4	(377.3)	639.7	578.2	352.9	(324.3)	606.8
Operating income	69.9	116.9	—	186.8	54.3	61.2	—	115.5
Other income and expenses, net	4.4	4.1	(1.6)	6.9	6.9	4.3	(1.0)	10.2
Interest expense and preferred dividends	18.6	46.2	(1.6)	63.2	22.3	55.4	(1.0)	76.7
Income from continuing operations before income taxes and minority interest	55.7	74.8	—	130.5	38.9	10.1	—	49.0
Income tax expense from continuing operations	22.3	30.6	—	52.9	15.6	1.2	—	16.8
Minority interest	—	0.6	—	0.6	—	0.2	—	0.2
Income from continuing operations	33.4	43.6	—	77.0	23.3	8.7	—	32.0
Loss from discontinued operations, net of tax	—	—	—	—	—	(0.9)	—	(0.9)
Net income	$33.4	$43.6	$—	$77.0	$23.3	$7.8	$—	$31.1

	Three Months Ended June 30, 2007				Three Months Ended June 30, 2007
(In millions)	Delivery and Services	Generation and Marketing	Eliminations	Total	Delivery and Services	Generation and Marketing	Eliminations	Total
Operating revenues	$1,436.4	$1,049.8	$(812.1)	$1,674.1	$1,335.1	$921.2	$(688.4)	$1,567.9
Fuel	—	463.6	—	463.6	—	410.5	—	410.5
Purchased power and transmission	954.9	51.6	(806.8)	199.7	862.6	18.4	(684.7)	196.3
Gain on sale of OVEC power agreement and shares	—	—	—	—	—	(6.1)	—	(6.1)
Deferred energy costs and other regulatory adjustments, net	(2.8)	(6.9)	—	(9.7)	5.4	—	—	5.4
Operations and maintenance	170.9	185.5	(5.3)	351.1	179.9	180.4	(3.7)	356.6
Depreciation and amortization	81.3	61.4	—	142.7	75.6	60.4	—	136.0
Taxes other than income taxes	65.6	39.1	—	104.7	65.2	40.7	—	105.9
Total operating expenses	1,269.9	794.3	(812.1)	1,252.1	1,188.7	704.3	(688.4)	1,204.6
Operating income	166.5	255.5	—	422.0	146.4	216.9	—	363.3
Other income and expenses, net	7.4	8.2	(2.8)	12.8	11.2	8.1	(1.4)	17.9
Interest expense and preferred dividends	37.2	88.3	(2.8)	122.7	42.2	103.6	(1.4)	144.4
Income from continuing operations before income taxes and minority interest	136.7	175.4	—	312.1	115.4	121.4	—	236.8
Income tax expense from continuing operations	57.8	66.5	—	124.3	45.7	43.5	—	89.2
Minority interest	—	1.0	—	1.0	—	1.4	—	1.4
Income from continuing operations	78.9	107.9	—	186.8	69.7	76.5	—	146.2
Loss from discontinued operations, net of tax	—	—	—	—	—	(1.7)	—	(1.7)
Net income	$78.9	$107.9	$—	$186.8	$69.7	$74.8	$—	$144.5

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

CONSOLIDATED DATA FOR THE THREE MONTHS ENDED JUNE 30, 2007 AND 2006

(in millions, except per share data)

(unaudited)

THREE MONTHS ENDED JUNE 30, 2007	INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND MINORITY INTEREST	NET INCOME	DILUTED INCOME PER SHARE

Calculation of Adjusted Income:
Income - GAAP Basis	$130.5	$77.0	$0.45

Adjustments:
Loss from discontinued operations	--	--
Adjusted Income	$130.5	$77.0	$0.45

Calculation of Adjusted EBITDA:
Net Income - GAAP basis		$77.0
Loss from discontinued operations		--
Interest expense and preferred dividends		63.2
Income tax expense		52.9
Depreciation and amortization		70.7
EBITDA from continuing operations		263.8
No adjustments		--
Adjusted EBITDA from continuing operations		$263.8

THREE MONTHS ENDED JUNE 30, 2006	INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND MINORITY INTEREST	NET INCOME	DILUTED INCOME PER SHARE

Calculation of Adjusted Income:
Income - GAAP Basis	$49.0	$31.1	$0.18

Adjustments:
Loss from discontinued operations		0.9
Write-off of prior deferred financing costs[1]	9.5	5.8
Adjusted Income	$58.5	$37.8	$0.22

Calculation of Adjusted EBITDA:
Net Income - GAAP basis		$31.1
Loss from discontinued operations		0.9
Interest expense and preferred dividends		76.7
Income tax expense		16.8
Depreciation and amortization		68.2
EBITDA from continuing operations		193.7
No adjustments		--
Adjusted EBITDA from continuing operations		$193.7

See accompanying Notes to Reconciliation of Non-GAAP Financial Measures

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
SEGMENT DATA FOR THE THREE MONTHS ENDED JUNE 30, 2007 AND 2006
(in millions)
(unaudited)

	DELIVERY AND SERVICES		GENERATION AND MARKETING
THREE MONTHS ENDED JUNE 30, 2007	INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND MINORITY INTEREST	NET INCOME	INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND MINORITY INTEREST	NET INCOME

Calculation of Adjusted Income:
Income (Loss) - GAAP Basis	$55.7	$33.4	$74.8	$43.6

Adjustments:
Loss from discontinued operations		--		--
Adjusted Income (Loss)	$55.7	$33.4	$74.8	$43.6

	DELIVERY AND SERVICES		GENERATION AND MARKETING
THREE MONTHS ENDED JUNE 30, 2006	INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND MINORITY INTEREST	NET INCOME	LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND MINORITY INTEREST	NET INCOME

Calculation of Adjusted Income:
Income (Loss) - GAAP Basis	$38.9	$23.3	$10.1	$7.8

Adjustments:
Loss from discontinued operations		--		0.9
Write-off of prior deferred financing costs[1]	1.6	1.0	7.9	4.8
Adjusted Income (Loss)	$40.5	$24.3	$18.0	$13.5

See accompanying Notes to Reconciliation of Non-GAAP Financial Measures

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
CONSOLIDATED DATA FOR THE 6 MONTHS ENDED JUNE 30, 2007 AND 2006
(in millions, except per share data)
(unaudited)

6 MONTHS ENDED JUNE 30, 2007	INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND MINORITY INTEREST	NET INCOME	DILUTED INCOME PER SHARE

Calculation of Adjusted Income:
Income - GAAP Basis	$312.1	$186.8	$1.10

Adjustments:
Loss from discontinued operations	--	--
Adjusted Income	$312.1	$186.8	$1.10

Calculation of Adjusted EBITDA:
Net Income - GAAP basis		$186.8
Loss from discontinued operations		--
Interest expense and preferred dividends		122.7
Income tax expense		124.3
Depreciation and amortization		142.7
EBITDA from continuing operations		576.5
No adjustments		--
Adjusted EBITDA from continuing operations		$576.5

6 MONTHS ENDED JUNE 30, 2006	INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND MINORITY INTEREST	NET INCOME	DILUTED INCOME PER SHARE

Calculation of Adjusted Income:
Income - GAAP Basis	$236.8	$144.5	$0.86

Adjustments:
Loss from discontinued operations		1.7
Write-off of prior deferred financing costs [1]	9.5	5.8
Adjusted Income	$246.3	$152.0	$0.90

Calculation of Adjusted EBITDA:
Net Income - GAAP basis		$144.5
Loss from discontinued operations		1.7
Interest expense and preferred dividends		144.4
Income tax expense		89.2
Depreciation and amortization		136.0
EBITDA from continuing operations		515.8
No adjustments		--
Adjusted EBITDA from continuing operations		$515.8

See accompanying Notes to Reconciliation of Non-GAAP Financial Measures

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

SEGMENT DATA FOR THE 6 MONTHS ENDED JUNE 30, 2007 AND 2006

(in millions)

(unaudited)

	DELIVERY AND SERVICES		GENERATION AND MARKETING
6 MONTHS ENDED JUNE 30, 2007	INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND MINORITY INTEREST	NET INCOME	INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND MINORITY INTEREST	NET INCOME

Calculation of Adjusted Income:
Income - GAAP Basis	$136.7	$78.9	$175.4	$107.9

Adjustments:
Loss from discontinued operations		--		--
Adjusted Income	$136.7	$78.9	$175.4	$107.9

	DELIVERY AND SERVICES		GENERATION AND MARKETING
6 MONTHS ENDED JUNE 30, 2006	INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND MINORITY INTEREST	NET INCOME	INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND MINORITY INTEREST	NET INCOME

Calculation of Adjusted Income:
Income (Loss) - GAAP Basis	$115.4	$69.7	$121.4	$74.8

Adjustments:
Loss from discontinued operations				1.7
Write-off of prior deferred financing costs [1]	1.6	1.0	7.9	4.8
Adjusted Income	$117.0	$70.7	$129.3	$81.3

See accompanying Notes to Reconciliation of Non-GAAP Financial Measures

Notes to Reconciliation of Non-GAAP Financial Measures:

(1)	Included in interest expense on the Consolidated Statements of Operations.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(in millions)

(unaudited)

ADJUSTED EXPENSES	THREE MONTHS ENDED JUNE 30, 2007	THREE MONTHS ENDED JUNE 30, 2006
Interest expense and preferred dividends:
As reported	$63.2	$76.7

Write-off of prior deferred financing costs	--	(9.5)
As Adjusted	$63.2	$67.2

Allegheny Energy, Inc. and Subsidiaries
Operating Statistics
(unaudited)
Three Months Ended June 30,

	2007	2006	Change
Delivery and Services:
Retail electricity sales (million KWH)	10,665	10,049	6.1%
Usage per customer (KWH):
Residential	2,745	2,470	11.1%
Commercial	15,232	14,481	5.2%
Industrial	155,522	155,257	0.2%
Generation and Marketing:
Total generation (million KWH):
Supercritical coal	9,311	9,185	1.4%
Other coal	1,461	1,392	5.0%
Gas	388	97	300.0%
Hydro and other	599	560	7.0%
Total	11,759	11,234	4.7%
Net capacity factor:
Supercritical coal	71%	70%	1%
All coal	66%	65%	1%
Equivalent availability factor:
Supercritical coal	79%	78%	1%
All coal	78%	78%	0%
Degree Days:
Heating	599	530	13.0%
Cooling	276	172	60.5%

Allegheny Energy, Inc. and Subsidiaries
Operating Statistics (cont.)
(unaudited)
Six Months Ended June 30,

	2007	2006	Change
Delivery and Services:
Retail electricity sales (million KWH)	22,377	21,231	5.4%
Usage per customer (KWH):
Residential	6,484	5,941	9.1%
Commercial	30,338	29,118	4.2%
Industrial	301,657	302,279	-0.2%
Generation and Marketing:
Total generation (million KWH):
Supercritical coal	20,059	19,735	1.6%
Other coal	3,214	2,951	8.9%
Gas	479	174	175.3%
Hydro and other	1,099	1,391	-21.0%
Total	24,851	24,251	2.5%
Net capacity factor:
Supercritical coal	76%	75%	1.0%
All coal	72%	70%	2.0%
Equivalent availability factor:
Supercritical coal	84%	84%	0%
All coal	83%	84%	-1%
Degree days:
Heating	3,375	2,956	14.2%
Cooling	278	172	61.6%